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                                                                  Exhibit 10.53


                             WAIVER AND UNDERTAKING
                                 AGREEMENT NO. 3
                                       TO
                                CREDIT AGREEMENT

          WAIVER AND UNDERTAKING AGREEMENT NO. 3 dated as of February __, 2003 (this "AGREEMENT"), to that certain Credit Agreement (as amended, modified, restated or supplemented from time to time, the "CREDIT AGREEMENT"), dated as of June 20, 2002, made by and among Manufacturers' Services Limited, a Delaware corporation (the "PARENT"), Manufacturers' Services Salt Lake City Operations, Inc., a Delaware corporation ("MSSLCO"), Manufacturers' Services Western U.S. Operations, Inc., a California corporation ("MSWUSO"), Manufacturers' Services Central U.S. Operations, Inc., a Minnesota corporation ("MSCUSO"), MSL Lowell Operations, Inc., a Delaware corporation ("MSLLO"), MSL Midwest Operations, Inc., a Delaware corporation ("MSLMO"; and together with the Parent, MSSLCO, MSWUSO, MSCUSO and MSLLO, each a "BORROWER" and, collectively, the "BORROWERS"), the financial institutions party thereto from time to time (the "LENDERS"), Bank of America, N.A., as administrative agent (in such capacity, together with any successor in such capacity, the "ADMINISTRATIVE AGENT"), Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, General Electric Capital Corporation, as documentation agent, and Banc of America Securities LLC and Credit Suisse First Boston, Cayman Islands Branch, as co-book managers and co-lead arrangers, and the Guarantors party thereto.

          The Parent intends to purchase from General Electric Capital Corporation ("GECC") certain assets comprising the surface mount technology manufacturing line (the "SMT ASSETS"), which are currently subject to one or more operating leases between the Parent and GECC, for an aggregate purchase price of approximately $4,960,132.59 (the "SMT LEASE BUYOUT").

          Following the SMT Lease Buyout, the Parent intends to sell a portion of the SMT Assets (the "SPECIFIED SMT ASSETS") to Global Manufacturers' Services Valencia S.A. ("MSL VALENCIA") (the "SMT INTERCOMPANY SALE").

          Subsequent to the foregoing, MSL Valencia intends to sell the Specified SMT Assets to La Caixa or another Spanish financial institution and lease the Specified SMT Assets back from La Caixa or such other Spanish financial institution (the "SMT SALE LEASEBACK").

          Further, in a separate set of transactions, MSCUSO intends to purchase from Comdisco and Fleet Capital Corporation ("FLEET") certain pieces of equipment (the "LEXMARK ASSETS") that were inadvertently not included as part of the Lexmark Acquisition (as defined in Section 5.1) and which are currently subject to operating leases between Comdisco or Fleet and Lexmark International, Inc. (or one or more of its affiliates), for an aggregate purchase price of approximately $600,000 (the "LEXMARK LEASE BUYOUT").

          The Borrowers, the Guarantors, the Majority Lenders, the Majority Revolving Lenders, the Majority Term Lenders and the Administrative Agent desire to waive certain

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provisions of the Credit Agreement and add certain additional covenants to be complied with by the Borrowers and Guarantors.

          NOW, THEREFORE, subject to the conditions set forth herein, the Borrowers, the Guarantors, the Majority Lenders, the Majority Revolving Lenders, the Majority Term Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1    CAPITALIZED TERMS.

     1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2    WAIVERS TO THE CREDIT AGREEMENT.

     2.1 The Administrative Agent, the Majority Lenders, the Majority Revolving Lenders and the Majority Term Lenders hereby waive the provisions of SECTIONS 7.11 and 7.17 of the Credit Agreement solely to the extent of permitting the SMT Intercompany Sale; PROVIDED, that (i) the aggregate net cash proceeds received by the Parent from MSL Valencia in respect of the SMT Intercompany Sale shall be (x) no less than the amount paid by the Parent to GECC for the Specified SMT Assets and (y) applied to the Obligations in the order of priority set forth in SECTION 3.8 of the Credit Agreement, (ii) MSL Valencia shall have paid to the Parent the purchase price for the Specified SMT Assets (either in cash or, subject to SECTION 7.15 of the Credit Agreement and clause (iii) below, as intercompany Debt issued by MSL Valencia to the Parent) contemporaneously with the consummation of the SMT Intercompany Sale and (iii) to the extent any portion of the consideration paid by MSL Valencia for the Specified SMT Assets is evidenced by Debt issued by MSL Valencia to the Parent, such Debt shall be repaid immediately upon the consummation of the SMT Sale Leaseback (which shall occur no later than sixty (60) days following the consummation of the SMT Intercompany Sale).

     2.2 Except for the specific waivers set forth in this Section 2, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

     SECTION 3 CONDITION PRECEDENT. This Agreement shall become effective on such date as counterparts of this Agreement executed by the Borrowers, the Guarantors, the Majority Lenders, the Majority Revolving Lenders, the Majority Term Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

     SECTION 4 UNDERTAKINGS. Each of the Borrowers and Guarantors hereby agree and covenant to satisfy the following items within sixty (60) days of the date hereof (and the Borrowers and Guarantors agree that the failure to satisfy any of such items within such sixty (60) day time period shall be an Event of Default):

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     4.1  The Administrative Agent shall have received a gratuitous bailment agreement duly executed by each of MSL de Mexico, S.A. de C.V. ("MSL MEXICO") and MSCUSO and such other agreements as the Administrative Agent shall deem necessary or advisable to evidence the bailor-bailee relationship between MSL Mexico and MSCUSO with respect to all assets that are owned by MSCUSO and in the possession of MSL Mexico for its use in connection with the In-Bond Manufacturing Agreement dated as of July 1, 2002 between MSL Mexico and MSCUSO.

     4.2 The Administrative Agent shall have received an Equipment and Inventory Pledge and Deposit Agreement duly executed by each of MSCUSO and MSL Mexico in favor of the Administrative Agent and such other documents and agreements as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the assets of MSCUSO that are located in Mexico.

     4.3 MSCUSO shall have taken or caused to be taken all such other actions under the laws of Mexico as the Administrative Agent may deem necessary or advisable to perfect the Agent's Lien on the assets of MSCUSO.

     4.4 The Adminstrative Agent shall have received legal opinions and other documents requested by the Administrative Agent relating to matters described in this Section 4.

     Each of the Borrowers and Guarantors agrees that all opinions and documents delivered to the Administrative pursuant to this Section 4 shall be in form and substance, and (in the case of legal opinions) from counsel, reasonably satisfactory to the Administrative Agent.

     SECTION 5    ADDITIONAL AGREEMENT.

     5.1 The Agent, the Majority Lenders, the Majority Term Lenders, the Majority Revolving Lenders and the Borrowers agree that for all purposes under the Credit Agreement, the Lexmark Lease Buyout shall be treated as part of the acquisition consummated by the Parent on or about July 1, 2002 (the "LEXMARK ACQUISITION"), pursuant to which the Parent acquired certain assets of Lexmark (including the capital stock of MSL Mexico); PROVIDED, that the Borrowers have delivered to the Administrative Agent a certificate from a Responsible Officer of the Parent setting forth a calculation which establishes to the Administrative Agent's satisfaction that the Borrowers have complied with the Fixed Charge Coverage Ratio requirement set forth in clause
          (C) of the proviso to the definition of "Permitted Acquisition" as if the Lexmark Lease Buyout occurred simultaneously with the Lexmark Acquisition.

     SECTION 6.   MISCELLANEOUS

     6.1 Each of the Borrowers reaffirms and restates the representations and warranties set forth in Article 6 of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and

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          effect as if made on such date (except insofar as such representation and warranties relate expressly to an earlier date). Each of the Borrowers and Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

                  (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (b) No consent of any other person (including, without limitation, shareholders or creditors of any Borrower or Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  (c) This Agreement and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  (d) The execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party.

     6.2 Except as herein expressly amended or waived nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in the Credit Agreement, and each Borrower and Guarantor hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     6.3 MSCUSO represents and warrants to the Administrative Agent and the Lenders that (x) the purchase price for the SMT Assets to be paid by the Parent in connection with the SMT Lease Buyout is not in excess of the fair market value of the SMT Assets as of the date of the consummation of the SMT Lease Buyout and (y) the purchase price for the Lexmark Assets to be paid by MSCUSO in connection with the Lexmark Lease Buyout is not in excess of the fair market value of the Lexmark Assets as of the date of the consummation of the Lexmark Lease Buyout.

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     6.4  All references to the Credit Agreement in the Credit Agreement or any
          other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

     6.5 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     6.6 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     6.7 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     6.8 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

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          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.


                                 "BORROWERS"

                                 MANUFACTURERS' SERVICES LIMITED

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES SALT LAKE
                                 CITY OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES WESTERN
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MANUFACTURERS' SERVICES CENTRAL
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL LOWELL OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 MSL MIDWEST OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

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                                 "GUARANTORS"

                                 MANUFACTURERS' SERVICES LIMITED

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MANUFACTURERS' SERVICES SALT LAKE
                                 CITY OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MANUFACTURERS' SERVICES WESTERN
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MANUFACTURERS' SERVICES CENTRAL
                                 U.S. OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MSL LOWELL OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MSL MIDWEST OPERATIONS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MSL SPV SPAIN, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

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                                 MSL HOLDINGS, INC.

                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------

                                 MSL INTERNATIONAL HOLDINGS, INC.


                                 By:         /s/ Sean Lannan
                                         -----------------------------------
                                 Title:      Treasurer
                                         -----------------------------------


                                 "ADMINISTRATIVE AGENT"

                                 BANK OF AMERICA, N.A., as the
                                 Administrative Agent

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------


                                 "REVOLVING LENDERS"

                                 BANK OF AMERICA, N.A.

                                 By:         /s/ James Foley
                                         -----------------------------------
                                 Title:      AVP
                                         -----------------------------------


                                 CREDIT SUISSE FIRST BOSTON, CAYMAN
                                 ISLANDS BRANCH

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:         /s/ Raymond Shu
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------

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                                 UPS CAPITAL CORPORATION

                                 By:         /s/ Charles Johnson
                                         ----------------------- ------------
                                 Title:      Sr. VP
                                         -----------------------------------


                                 CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------


                                 HSBC BUSINESS CREDIT (USA) INC

                                 By:         /s/ Dan Bueno
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------


                                 ORIX FINANCIAL SERVICES, INC.

                                 By:         /s/ Lisa Nowekowski
                                         -----------------------------------
                                 Title:      Vice President
                                         -----------------------------------


                                 "TERM LENDERS"

                                 WINGATE CAPITAL LTD.

                                 By:     Citadel Partnership, Portfolio Manager

                                 By:     GLB Partners, L.P., its General Partner

                                 By: Citadel Investment Group, L.L.C., its General Partner

                                 By:
                                         -----------------------------------
                                 Title:
                                         -----------------------------------